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                                                                    EXHIBIT 10.3

                              BMC INDUSTRIES, INC.
                         SAVINGS AND PROFIT SHARING PLAN

                         SECOND DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 11.2 of the BMC Industries, Inc. Savings and Profit Sharing Plan, the undersigned hereby amends
Section 5.4(b)(ii) of the Plan to read as follows:

     (ii) Not more than once each calendar quarter, a Participant who is an Employee and is not eligible to make directions pursuant to Subsection
          (b)(i) may elect to transfer up to 25 percent of his or her Matching Contribution Account from the BMC Common Stock Fund to one or more of the investment funds maintained pursuant to Section 5.1 other than the BMC Common Stock Fund. A Participant may only make an election pursuant to this Subsection (b)(ii) if the portion of the Participant's Matching Contribution Account invested in the BMC Common Stock Fund equals or exceeds 20 percent of the aggregate balance of the Participant's Before-Tax Contribution Account, Matching Contribution Account, After-Tax Contribution Account and Rollover Account. The election must be made in accordance with and is subject to Plan Rules and will be effective as soon as administratively practicable after it is received by the Administrator or the Administrator's designate. All Matching Contributions credited to the Participant's Matching Contribution Account after the effective date of such direction will continue to be invested pursuant to Subsection
          (a).

The foregoing amendment is effective as of September 1, 1998.

IN WITNESS WHEREOF the undersigned has caused this instrument to be executed this 26th day of April, 1999.

                                          BMC INDUSTRIES, INC.


Attest:/s/ JON A. DOBSON               By /s/ STEFAN K. PETERSON
----------------------------             ---------------------------------------
        Secretary                      Director of Compensation, Benefits & HRIS